THE LAZARD FUNDS, INC.

Lazard US Short Duration Fixed Income Portfolio
(formerly known as Lazard US Municipal Portfolio)
Lazard US Corporate Income Portfolio
(formerly known as Lazard US High Yield Portfolio)

Supplement to Prospectus dated May 1, 2013

The information in this Prospectus regarding Lazard US Municipal Portfolio (now known as Lazard US Short Duration Fixed Income Portfolio) and Lazard US High Yield Portfolio (now known as Lazard US Corporate Income Portfolio) should be disregarded.  These Portfolios are now offered pursuant to a separate Prospectus dated June 28, 2013.

Dated:  June 28, 2013